As filed with the Securities and Exchange Commission on June 2, 2017

Registration No. 333-217455

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Pre-Effective Amendment No. 2

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CELSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	2834 ( Primary Standard Industrial Classification Code Number)	52-1256615 (I.R.S. Employer Identification No.)

997 Lenox Drive, Suite 100

Lawrenceville, New Jersey 08648

(609) 896-9100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael H. Tardugno

President and Chief Executive Officer

997 Lenox Drive, Suite 100

Lawrenceville, New Jersey 08648

(609) 896-9100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Sam Zucker, Esq. Sidley Austin LLP 1001 Page Mill Road Building 1 Palo Alto, California 94304 (650) 565-7000	Ivan Blumenthal, Esq. Daniel Bagliebter, Esq. Mintz, Levin, Cohn, Ferris, Globsky and Popeo, P.C. 666 Third Avenue New York, New York 10017 (212) 935-3000

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer ☐	Accelerated filer ☐	Non-accelerated Filer ☐	Smaller reporting company ☒
		(Do not check if a smaller reporting company)	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Exchange Act. ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Celsion Corporation is filing this Pre-Effective Amendment No. 2 (this “Amendment”) to the Registration Statement on Form S-1 (Registration No. 333-217455) (the “Registration Statement”) as an exhibit-only filing to file Exhibits 1.1, 4.28, 4.29 and 4.30 with the Registration Statement. The only change to the Registration Statement is to file such Exhibits 1.1, 4.28, 4.29 and 4.30 and to modify the Exhibit Index to reflect these filings. Accordingly, this Amendment consists only of the facing page, this explanatory note, the signature page to the Registration Statement, the Exhibit Index and Exhibits 1.1, 4.28, 4.29 and 4.30. Parts I and II of the Registration Statement are otherwise unchanged and therefore have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lawrenceville, State of New Jersey, on June 2, 2017.

CELSION CORPORATION

By:	/s/ Michael H. Tardugno
Michael H. Tardugno
Chairman of the Board, President and Chief Executive Officer

By:	/s/ Jeffrey W. Church
Jeffery W. Church Senior Vice President and Chief Financial Officer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act, this amendment has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Michael H. Tardugno	Chairman of the Board, President and Chief	June 2, 2017
Michael H. Tardugno	Executive Officer (Principal Executive Officer)

/s/ Jeffrey W. Church	Senior Vice President, Chief Financial Officer	June 2, 2017
Jeffrey W. Church	and Corporate Secretary (Principal Financial Officer)

*	Controller and Chief Accounting Officer	June 2, 2017
Timothy J. Tumminello

*	Director	June 2, 2017
Augustine Chow, MSc, Ph.D.

*	Director	June 2, 2017
Frederick J. Fritz

*	Director	June 2, 2017
Robert W. Hooper

*	Director	June 2, 2017
Alberto R. Martinez, M.D.

*	Director	June 2, 2017
Andrea Voss, M.D.

*The undersigned does hereby sign this pre-effective amendment to the registration statement on behalf of each of the above indicated directors and officers of Celsion Corporation pursuant to a power of attorney executed by each such director and officer.

By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Attorney-in-fact

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1+	Form of Underwriting Agreement.

2.1*

Asset Purchase Agreement dated as of June 6, 2014, by and between Celsion Corporation and EGEN, Inc., incorporated herein by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2014.

3.1

Certificate of Incorporation of Celsion Corporation, as amended, incorporated herein by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 as filed August 6, 2004.

3.2

Certificate of Ownership and Merger of Celsion Corporation (a Maryland Corporation) into Celsion (Delaware) Corporation (inter alia, changing the Company’s name to “Celsion Corporation” from “Celsion (Delaware) Corporation”), incorporated herein by reference to Exhibit 3.1.3 to the Annual Report on Form 10-K of the Company for the year ended September 30, 2000 as filed December 28, 2000.

3.3

Certificate of Amendment of the Certificate of Incorporation effective and filed on February 27, 2006, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed on March 1, 2006.

3.4

Certificate of Amendment to Certificate of Incorporation effective October 28, 2013, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed on October 29, 2013.

3.5

Certificate of Amendment to Certificate of Incorporation effective June 15, 2016, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed on June 15, 2016.

3.6

Certificate of Amendment to Certificate of Incorporation effective May 26, 2017, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed on May 26, 2017.

3.7	Amended and Restated Bylaws dated November 27, 2011, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed on December 1, 2011.

4.1

Form of Common Stock Certificate, par value $0.01, incorporated herein by reference to Exhibit 4.1 to the Annual Report on Form 10-K of the Company for the year ended September 30, 2000 as filed December 28, 2000.

4.2

Registration Rights Agreement, dated June 17, 2010, by and between Celsion Corporation and Small Cap Biotech Value, Ltd., incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on June 18, 2010.

4.3	Form of Common Stock Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 18, 2011.

4.4	Form of Common Stock Warrant incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on June 2, 2011.

4.5

Registration Rights Agreement, dated May 26, 2011, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on June 2, 2011.

4.6	Form of Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on July 6, 2011.

4.7

Registration Rights Agreement, dated July 20, 2011, by and between Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K of the Company filed on July 26, 2011.

4.8	Form of Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on July 26, 2011.

4.9	Form of Warrant to Purchase Common Stock, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on July 26, 2011.

4.10	Form Warrant to Purchase Common Stock Purchase, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on December 6, 2011.

4.11

Registration Rights Agreement, dated December 1, 2011, by and between Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on December 6, 2011.

4.12

Warrant to Purchase Stock, dated June 27, 2012, by and between Celsion Corporation and Oxford Finance LLC, incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012 as filed August 14, 2012.

4.13

Warrant to Purchase Stock, dated June 27, 2012, by and between Celsion Corporation and Horizon Technology Finance Corporation, incorporated herein by reference to Exhibit 4.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012, as filed August 14, 2012.

4.14	Form of Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on February 26, 2013.

4.15	Form of Series A Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on January 21, 2014.

4.16	Form of Series B Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 21, 2014.

4.17

Warrant Agreement to Purchase Shares of the Common Stock dated as of November 25, 2013, by and between Celsion Corporation and Hercules Technology Growth Capital, Inc., incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No.: 333-193936) filed on February 13, 2014.

4.18

Registration Agreement dated as of November 25, 2013, by and between Celsion Corporation and Hercules Technology Growth Capital, Inc., incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 (File No.: 333-193936) filed on February 13, 2014.

4.19

Registration Rights Agreement dated as of June 20, 2014, by and between Celsion Corporation and Egen, Inc., incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2014 as filed August 7, 2014.

4.20	Form of Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on May 29, 2015.

4.21	Form of Series A Warrant, incorporated by reference to Exhibit 4.1 to the Current report on Form 8-K of the Company filed with the SEC on June 17, 2016.

4.22	Form of Series B Warrant, incorporated by reference to Exhibit 4.2 to the Current report on Form 8-K of the Company filed with the SEC on June 17, 2016.

4.23	Form of Series C Warrant, incorporated by reference to Exhibit 4.3 to the Current report on Form 8-K of the Company filed with the SEC on June 17, 2016.

4.24	Form of Series D Warrant, incorporated by reference to Exhibit 4.4 to the Current report on Form 8-K of the Company filed with the SEC on June 17, 2016.

4.25	Form of Series A Warrant, incorporated by reference to Exhibit 4.1 to the Current report on Form 8-K of the Company filed with the SEC on December 23, 2016.

4.26	Form of Series AA Warrant, incorporated by reference to Exhibit 4.26 to the Registration Statement on Form S-1 (File No.: 333-215321) filed on February 13, 2017.

4.27	Form of Pre-Funded Series BB Warrant, incorporated by reference to Exhibit 4.27 to the Registration Statement on Form S-1 (File No.: 333-215321) filed on February 13, 2017.

4.28+	Form of Series EE Warrant.

4.29+	Form of Series FF Warrant.

4.30+	Form of Representative’s Common Stock Purchase Warrant.

5.1++	Opinion of Sidley Austin LLP, incorporated herein by reference to Exhibit 5.1 to the Registration Statement of the Company on Form S-1/A (File No.: 333-217455) filed on May 30, 2017.

10.1***

Celsion Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004 as filed on August 6, 2004.

10.2***	Celsion Corporation 2007 Stock Incentive Plan, as amended, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 16, 2017.

10.3***

Form of Restricted Stock Agreement for Celsion Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006 as filed November 8, 2006.

10.4***

Form of Stock Option Grant Agreement for Celsion Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006 as filed November 8, 2006.

10.5***

Form of Restricted Stock Agreement for Celsion Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1.5 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 as filed March 28, 2008.

10.6***

Form of Stock Option Grant Agreement for Celsion Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1.6 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2007 as filed March 28, 2008.

10.7***

Stock Option Agreement effective January 3, 2007, between Celsion Corporation and Michael H. Tardugno, incorporated herein by reference Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on January 3, 2007.

10.8***

Amended and Restated Employment Agreement, effective March 30, 2016, between Celsion Corporation and Mr. Michael H. Tardugno, incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K of the Company filed on March 30. 2016.

10.9***

Employment Offer Letter, entered into on June 15, 2010, between the Company and Jeffrey W. Church, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 18, 2010.

10.10*

Patent License Agreement between the Company and Duke University dated November 10, 1999, incorporated herein by reference to Exhibit 10.9 to the Annual Report on Form 10-K of the Company for the year ended September 30, 1999.

10.11*

License Agreement dated July 18, 2003, between the Company and Duke University, incorporated herein by reference to Exhibit 10.1 to the Registration Statement of the Company on Form S-3 (File No. 333-108318) filed on August 28, 2003.

10.12*

Development, Product Supply and Commercialization Agreement, effective December 5, 2008, by and between the Company and Yakult Honsha Co., Ltd., incorporated herein by reference to Exhibit 10.15 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2008 as filed on March 27, 2009.

10.13*

The 2nd Amendment To The Development, Product Supply And Commercialization Agreement, effective January 7, 2011, by and between the Company and Yakult Honsha Co., Ltd. incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on January 18, 2011.

10.14

Lease Agreement, executed July 21, 2011, by and between Celsion Corporation and Brandywine Operating Partnership, L.P., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on July 25, 2011.

10.15*

Technology Development Agreement effective as of May 7, 2012, by and between Celsion Corporation and Zhejiang Hisun Pharmaceutical Co. Ltd., incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012 as filed August 14, 2012.

10.16

Loan and Security Agreement, dated June 27, 2012, by and among Celsion Corporation, Oxford Finance LLC, as collateral agent, and the lenders named therein, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012 as filed August 14, 2012.

10.17

Controlled Equity OfferingSM Sales Agreement, dated February 1, 2013, by and between Celsion Corporation and Cantor Fitzgerald & Co., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 1, 2013.

10.18

Securities Purchase Agreement, dated February 22, 2013, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 26, 2013.

10.19*

Technology Development Contract dated as of January 18, 2013, by and between Celsion Corporation and Zhejiang Hisun Pharmaceutical Co. Ltd., incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2013 as filed May 9, 2013.

10.20

Loan and Security Agreement dated as of November 25, 2013, by and between Celsion Corporation and Hercules Technology Growth Capital, Inc., incorporated herein by reference to Exhibit 10.28 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2013 as filed March 13, 2014.

10.21

Securities Purchase Agreement dated as of January 15, 2014, by and between Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on January 21, 2014.

10.22***

Employment Offer Letter effective as of June 2, 2014, between the Company and Khursheed Anwer incorporated herein by reference to Exhibit 10.27 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2014 as filed March 12, 2015.

10.23*

Early Access Agreement dated as of January 13, 2015, by and between the Company and Impatients N.V., incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2015 as filed May 11, 2015.

10.24

Securities Purchase Agreement dated as of May 27, 2015, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 29, 2015.

10.25

Securities Purchase Agreement dated as of June 13, 2016, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 17, 2016.

10.26***

Amended and Restated Change in Control Severance Agreement dated as of September 6, 2016, by and between the Company and Michael H. Tardugno, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016 as filed November 10, 2016.

10.27***

Amended and Restated Change in Control Severance Agreement dated as of September 6, 2016, by and between the Company and Nicolas Borys, M.D., incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016 as filed November 10, 2016.

10.28***

Amended and Restated Change in Control Severance Agreement dated as of September 6, 2016, by and between the Company and Jeffrey W. Church, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016 as filed November 10, 2016.

10.29***

Amended and Restated Change in Control Severance Agreement dated as of September 6, 2016, by and between the Company and Timothy J. Tumminello, incorporated herein by reference to Exhibit 10.4 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016 as filed November 10, 2016.

10.30

Securities Purchase Agreement dated as of December 20, 2016, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on December 23, 2016.

10.31	Form of Securities Purchase Agreement incorporated herein by reference to Exhibit 10.33 to the Registration Statement on Form S-1/A (File No.: 333-215321) filed on February 13, 2017.

21.1	Subsidiaries of Celsion Corporation incorporated herein by reference to Exhibit 21.1 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2016 as filed March 24, 2017.

23.1++

Consent of Dixon Hughes Goodman LLP, independent registered public accounting firm for the Company, incorporated herein by reference to Exhibit 23.1 to the Registration Statement of the Company on Form S-1/A (File No.: 333-217455) filed on May 30, 2017.

23.2++

Consent of Stegman & Company, independent registered public accounting firm for the Company, incorporated herein by reference to Exhibit 23.2 to the Registration Statement of the Company on Form S-1/A (File No.: 333-217455) filed on May 30, 2017.

23.3++

Consent of Sidley Austin LLP (included in Exhibit 5.1), incorporated herein by reference to Exhibit 5.1 to the Registration Statement of the Company on Form S-1/A (File No.: 333-217455) filed on May 30, 2017.

24.1++	Power of Attorney.

101**

The following materials from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, formatted in XBRL (Extensible Business Reporting Language): (i) the audited Consolidated Balance Sheets, (ii) the audited Consolidated Statements of Operations, (iii) the audited Consolidated Statements of Comprehensive Loss, (iv) the audited Consolidated Statements of Cash Flows, (v) the audited Consolidated Statements of Changes in Stockholders’ Equity and (vi) Notes to Consolidated Financial Statements.

*

Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act and the omitted material has been separately filed with the SEC.

+	Filed herewith.

++	Previously filed.

**	Exhibit 101 was previously filed with the Annual Report on Form 10-K filed with the SEC on March 24, 2017, which is being amended hereby.

***	Management contract or compensatory plan or arrangement.